UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21681

Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 through June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guggenheim Enhanced Equity Income Fund | GPM

Semiannual Report

June 30, 2011
(Unaudited)

GUGGENHEIM

www.guggenheimfunds.com/gpm

... your course to the LATEST,

most up-to-date INFORMATION about the

Guggenheim Enhanced Equity Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/gpm, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 l Semiannual Report l June 30, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Dear Shareholder l

We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (the “Fund”).This report covers the Fund’s performance for the semiannual fiscal period ended June 30, 2011.

The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2011, the Fund provided a total return based on market price of 7.48% and a total return based on NAV of 3.87%.As of June 30, 2011, the Fund’s market price of $9.54 per share represented a slight premium of 0.10% to its NAV of $9.53 per share. Past performance does not guarantee future results.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly distributions of $0.24 per common share on March 31 and June 30, 2011.The most recent dividend represents an annualized distribution rate of 10.06% based on the Fund’s closing market price of $9.54 on June 30, 2011.

Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $100 billion in assets under management and supervision.

GPAM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets, currently through a portfolio of exchange-traded funds, and utilizing a covered call strategy which follows GPAM’s proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.The Fund seeks to earn income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options.

As part of GPAM’s strategy, the Fund utilizes financial leverage.The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and provide superior risk-adjusted returns.The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by Guggenheim Funds and GPAM.The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940, as amended. Under current market conditions, the Fund intends to utilize financial leverage in an amount not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized. The Fund employs financial leverage through a line of credit with a major European bank.As of June 30, 2011, the amount of leverage was approximately 23% of the Fund’s total assets.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 22 of this report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount

Semiannual Report l June 30, 2011 l 3

GPM l Guggenheim Enhanced Equity Income Fund l DearShareholder continued

by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/gpm.

Sincerely,

Kevin M. Robinson

Chief Executive Officer and Chief Legal Officer
Guggenheim Enhanced Equity Income Fund
July 31, 2011

4 l Semiannual Report l June 30, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Questions & Answers l

The Guggenheim Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”).This team includes B. Scott Minerd, Chief Investment Officer;Anne Bookwalter Walsh, CFA, JD,Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Managing Director; and Jamal Pesaran, Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the semiannual fiscal period ended June 30, 2011.

Please describe the Fund’s investment objective and explain how GPAM’s investment strategy seeks to achieve it.

The Fund’s investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

GPAM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which follows GPAM’s proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.The Fund has the ability to write call options on indices and/or securities which will typically be at- or out-of-the-money. GPAM’s strategy typically targets one-month options, although options of any strike price or maturity may be utilized.

The Fund seeks to earn income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options.Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.To the extent GPAM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks, whereas to the extent GPAM’s equity exposure strategy is implemented through investment in broad-based equity exchange-traded funds and other investment funds or instruments, the Fund’s portfolio may comprise fewer holdings.At present, the Fund obtains exposure to equity markets by investing primarily in a portfolio of exchange-traded funds.

As part of GPAM’s strategy, the Fund is currently using financial leverage.The goal of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and provide superior risk-adjusted returns.The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940, as amended.The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds” or the “Adviser”) and GPAM. Under current market conditions, the Fund intends to utilize financial leverage in an amount not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized.The Fund employs financial leverage through a line of credit with a major European bank.As of June 30, 2011, the amount of leverage was approximately 23% of the Fund’s total assets. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks.There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.

Please provide an overview of the economic and market environment during the first six months of 2011.

In the first calendar quarter of 2011, the U.S. equity market moved sharply higher and volatility decreased, as investors’ appetite for risk increased and their fear decreased.This was a fairly difficult environment for the Fund, which seeks to take advantage of the usual inverse correlation between a market’s trend and its volatility. (Volatility, which is used to measure risk of financial instruments, generally refers to the standard deviation of returns of a financial instrument over a specific time period.) High market volatility is advantageous for the Fund because its strategy is designed to take advantage of the premiums investors are willing to pay for protection from market volatility.

About midway through the period covered by this report, several events occurred to cause global markets to weaken and volatility to increase somewhat. In March, Japan was hit by a devastating earthquake, political turmoil developed in several nations in the Middle East, and financial problems in Europe, especially in Greece, came back to the forefront. Based on past experience, there is an expectation in the option market that volatility will increase when the equity market drops.What was interesting during the first half of 2011 was that the reaction was rather muted; as the market moved lower in March 2011, volatility just drifted up, rather than exhibiting a sharp move. It seemed, in essence, that investors’ fear was already reflected in market prices during this period; each time volatility increased, it subsequently decreased quickly after the immediate cause of the market uncertainty was removed.

Market volatility is generally measured by the Chicago Board Options Exchange (“CBOE”) MarketVolatility Index (VIX), a measure of the implied volatility of Standard & Poor’s 500 Index options. (The Standard & Poor’s 500 Index (the “S&P 500 Index”) is generally regarded as an indicator of the broad U.S.

Semiannual Report l June 30, 2011 l 5

GPM l Guggenheim Enhanced Equity Income Fund l Questions & Answers continued

stock market.) Often referred to as the fear index or the fear gauge, it represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, theVIX represents the expected daily movement in the S&P 500 index over the next 30-day period, which is then annualized.

In the first half of 2011, volatility stayed in a rather limited range between 14.69 and 24.44, remaining between 14 and 16 for most of the period; this volatility is lower than the levels of 45 or 50 seen in 2008 and 2009.Also, following each increase, volatility dropped rather quickly after investors regained confidence. For example, following the renewed concerns from Europe triggered by the Greek financial crisis and combined with the earthquake in Japan in mid-March, theVIX jumped 21.7% during the week ended March 18 to 24.44, the highest level reached during this period.Then, the following week, as Japan began to recover and it appeared that Greece would be bailed out, theVIX was down 26.7% to a level of 17.91 as the fear quickly receded.

The first half of 2011 was generally a good time to be an investor in equities and bonds that carry credit risk. For the six-month period ended June 30, 2011, the S&P 500 Index returned 6.02%. The Barclays Capital U.S.Aggregate Bond Index (the “Barclays Aggregate Index”), which is a proxy for the investment grade bond market, returned 2.72%.The return of the Barclays Capital 1-3 Month U.S.Treasury Bill Index was just 0.06%, a reflection of the record low Fed Funds target rate set between zero and 0.25%.

How did the Fund perform during the first six months of 2011?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2011, the Fund provided a total return based on market price of 7.48% and a total return based on NAV of 3.87%.

As of June 30, 2011, the Fund’s market price of $9.54 per share represented a premium of 0.10% to its NAV of $9.53 per share. Past performance does not guarantee future results.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

For comparison, the return of the S&P 500 Index was 6.02% for the six months ended June 30, 2011, and return of CBOE S&P 500 BuyWrite Index (BXM), the covered call benchmark, was 2.42%.The BXM is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

The Fund paid quarterly distributions of $0.24 per common share on March 31 and June 30, 2011.The most recent dividend represents an annualized distribution rate of 10.06% based on the Fund’s closing market price of $9.54 on June 30, 2011. Each of the distributions was accompanied by a letter detailing the expected characterization of the distribution for tax purposes.These letters are also posted on the Fund’s website.Additionally, Guggenheim Funds produces a tax information guide for its closed-end funds; this guide may be found at www.guggenheimfunds.com/CEF.

What investment decisions had the greatest effect on the Fund’s performance?

There are three major sources of return for the Fund: security selection, strike price of covered call options, and leverage.All three are inter-related, and all contributed to return during the first half of 2011.

Most of the securities held in the fund are exchange-traded funds (“ETFs”) that track indices.There is a sample set of about 16 ETFs that qualify in terms of desired liquidity and correlation features.These ETFs are ranked by GPAM according to a proprietary volatility valuation model, and the ETFs with the most attractive volatility risk premiums are weighted more heavily in the portfolio, with care taken to avoid excessive exposure to any industry sector.

Next is the selection of the strike price, which means the price at which an option contract can be exercised. Rather than a standard strike price, such as at-the-money (strike price the same as the price of the underlying security), which is the way some major options indices are structured, different strikes are targeted for different securities, depending on the relative valuation of volatility.

The final element of portfolio construction is the degree of leverage employed, which is determined based on analysis of the securities in the portfolio and the strike prices selected. In general, leverage is lower when the strike price is higher, and higher when the strike price is close to the price of the underlying security.The impact of this strategy is that the Fund has more leverage when the manager believes volatility is most attractive. Leverage is generally maintained between 20% and 30% of the Fund’s total assets.

Since security selection, strike price of covered calls and leverage are inter-related, it is difficult to separate their influences on performance. In general, for the six months ended June 30, 2011, selection of underlying securities was the main contributor to performance, as the equity portion of the portfolio outperformed the S&P 500 Index.The Fund’s covered call strategy performed essentially in line with the BXM, but with a slightly higher strike price, so that the Fund realized more of the market’s upside movement. Since the Fund’s return was positive, leverage contributed to performance.

6 l Semiannual Report l June 30, 2011

GPM l Guggenheim Enhanced Equity Income Fund l Questions & Answers continued

What is the current outlook for the markets and the Fund, and how is the Fund positioned for this outlook?

GPAM believes that a double dip recession in the United States is unlikely to materialize.We expect the U.S. economy will continue to grow, albeit at a relatively modest pace of approximately 2% for 2011.A few of the drivers of real GDP growth in the second half of 2011 are likely to be: a strong rebound in auto production, which is expected to increase 16.3% quarter over quarter in the third quarter; easing gasoline prices, which have fallen 9.4% from its peak in May; and a favorable tax treatment for corporate expenditures, which is likely to pull 2012 investment spending forward into 2011. On the monetary policy front, we believe further policy accommodations are likely to be announced in addition to the Federal Reserve’s recent pledge to hold short-term rates near zero for the next two years. Outside of the U.S., the ongoing crisis in Europe and slowing growth in emerging markets will result modest global growth through the end of the year.As a result, capital is likely to continue to prefer the safe haven of U.S. markets, keeping long-term interest rates exceptionally low and providing a tailwind for the struggling U.S. housing market.

For a fund such as this with a strategy that is focused on taking advantage of market volatility risk premiums, it is possible to generate positive returns in a wide range of market conditions. If the market is flat with minimal volatility, covered call options can generate income from premiums that expire without being exercised.

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities.The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

The Barclays Capital 1-3 Month U.S. Treasury Bill Index measures return of U.S. Treasury bills, which are considered to be risk-free short-term credit instruments.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

The CBOE MarketVolatility Index (VIX) is a measure of the implied volatility of Standard & Poor’s 500 Index options. Often referred to as the fear index or the fear gauge,VIX represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 index over the next 30-day period, which is then annualized.

GPM Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your common shares, you may receive more or less than your original investment.The common shares are designed for long-term investors and should not be treated as a vehicle for trading.

The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.

The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its equity investments as well as the gains the Fund receives from writing options and using other derivative instruments, and selling portfolio securities, each of which can vary widely over the short and long term.The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on any debt instruments held by the Fund, and share-holders’income from the Fund, would likely decline as well.

Options Risk. There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option; the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

Semiannual Report l June 30, 2011 l 7

GPM l Guggenheim Enhanced Equity Income Fund l Questions & Answers continued

Equity Securities and Related Market Risk.The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Derivatives Risk. Derivatives are subject to a number of risks such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, medium and smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Fund for investment purposes.

Proposed legislation regarding regulation of the financial sector could change the way in which derivative instruments are regulated and/or traded. Among the legislative proposals are requirements that derivative instruments be traded on regulated exchanges and cleared through central clearinghouses, limitations on derivative trading by certain financial institutions, reporting of derivatives transactions, regulation of derivatives dealers and imposition of additional collateral requirements. There can be no assurance such regulation, if enacted, may impact the availability, liquidity and cost of derivative instruments.There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks.

Financial Leverage Risk. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses financial leverage. As a result, financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

Other Investment Companies Risk. The Fund may invest in securities of other open-or closed end investment companies, including ETFs. In current market conditions, GPAM initially expects to seek to obtain exposure to equity markets by investing primarily in exchange-traded funds. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Counterparty Risk; Medium and Smaller Company Risk; Foreign Investment Risk; Inflation/Deflation Risk; Management Risk; PortfolioTurnover Risk; Recent Market Developments; Global Intervention in Financial Markets; Legislation Risk; Market Disruption and Geopolitical Risk. Please see www.guggenheimfunds.com/gpm for a more detailed discussion about Fund risks and considerations.

8 l Semiannual Report l June 30, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Fund Summary l As of June 30, 2011 (unaudited)

Fund Statistics
Share Price	$9.54
Common Share Net Asset Value	$9.53
Premium/(Discount) to NAV	0.10%
Net Assets ($000)	$181,535

Total Returns(1)
(Inception 8/25/05)	Market	NAV
Six Months	7.48%	3.87%
One Year	42.83%	29.59%
Three Year - average annual	1.96%	-3.99%
Five Year - average annual	0.95%	-2.46%
Since Inception - average annual	-1.60%	-1.85%

% of Long
Long-Term Holdings	Term Investments
SPDR S&P 500 ETF Trust	47.2%
SPDR Dow Jones Industrial Average ETF Trust	21.0%
PowerShares QQQ Trust, Series 1	10.6%
ProShares Ultra S&P500	5.5%
Financial Select Sector SPDR Fund	5.2%
Utilities Select Sector SPDR	5.1%
SPDR S&P Retail ETF	2.7%
Consumer Discretionary Select Sector SPDR	2.7%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

(1)
Performance prior to June 22, 2010, under the name Old/Mutual Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in that Fund’s fees and expenses.

% of Net
Fund Breakdown	Assets
Long-Term Investments	129.8%
Short-Term Investment	2.7%
Total Investments	132.5%
Total Value of Options Written	-3.2%
Other Assets in excess of Liabilities	0.5%
Borrowings	-29.8%
Total Net Assets	100.0%

Semiannual Report l June 30, 2011 l 9

GPM l Guggenheim Enhanced Equity Income Fund

Portfolio of Investments l June 30, 2011 (unaudited)

Number
of Shares	Description	Value
	Long-Term Investments - 129.8%
	Exchange-Traded Funds (a) - 129.8%
157,200	Consumer Discretionary Select Sector SPDR	$ 6,321,012
807,700	Financial Select Sector SPDR	12,382,041
439,200	PowerShares QQQ Trust, Series 1	25,056,360
244,400	ProShares Ultra S&P500	12,926,316
398,900	SPDR Dow Jones Industrial Average ETF Trust	49,395,787
842,400	SPDR S&P 500 ETF Trust	111,171,528
118,500	SPDR S&P Retail ETF	6,335,010
360,000	Utilities Select Sector SPDR	12,052,800
	(Cost $232,158,239)	235,640,854

	Short-Term Investment - 2.7%
	Money Market - 2.7%
4,836,469	Dreyfus Institutional Reserve Money Market Fund
	(Cost $4,836,469)	4,836,469
	Total Investments - 132.5%
	(Cost $236,994,708)	240,477,323
	Other Assets in excess of Liabilities - 0.5%	943,412
	Total Value of Options Written - (3.2%)
	(Premiums received $2,879,564)	(5,885,619)
	Borrowings - (29.8% of Net Assets or 22.5% of
	Total Investments)	(54,000,000)
	Net Assets - 100.0%	$ 181,535,116

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written	Date	Price	Value
	Call Options Written (b) - (3.2%)
1,572	Consumer Discretionary Select Sector SPDR	July 2011	$ 39.00	$ (224,010)
8,077	Financial Select Sector SPDR	July 2011	15.00	(371,542)
4,392	PowerShares QQQ Trust, Series 1	July 2011	55.00	(955,260)
2,444	ProShares Ultra S&P500	July 2011	51.00	(585,338)
3,989	SPDR Dow Jones Industrial Average ETF Trust	July 2011	122.00	(983,289)
8,424	SPDR S&P 500 ETF Trust	July 2011	130.00	(2,316,600)
1,185	SPDR S&P Retail ETF	July 2011	52.00	(222,780)
3,600	Utilities Select Sector SPDR	July 2011	33.00	(226,800)
	Total Value of Options Written - (3.2%)
	(Premiums received $2,879,564)			$ (5,885,619)

S&P - Standard & Poor’s

(a)
All of these securities represent cover (directly or through conversion rights) for outstanding options written. All of these securities have been physically segregated as collateral for borrowings outstanding.

(b)	Non-income producing security.

See notes to financial statements.

10 l Semiannual Report l June 30, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Statement of Assets and Liabilities l June 30, 2011 (unaudited)

Assets
Investments, at value (cost $236,994,708)	$240,477,323
Dividends receivable	724,271
Receivable for fund shares issued through dividend reinvestment	405,845
Other assets	48,422
Total assets	241,655,861
Liabilities
Borrowings	54,000,000
Options written, at value (premiums received of $2,879,564)	5,885,619
Advisory fee payable	153,646
Administration fee payable	5,074
Interest due on borrowings	2,868
Accrued expenses	73,538
Total liabilities	60,120,745
Net Assets	$181,535,116
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
19,047,826 shares issued and outstanding	$190,478
Additional paid-in capital	279,394,894
Net unrealized appreciation on investments and options	476,560
Accumulated net investment loss	(8,978,662)
Accumulated net realized loss on investments and options	(89,548,154)
Net Assets	$181,535,116
Net Asset Value
(based on 19,047,826 common shares outstanding)	$9.53

See notes to financial statements.

Semiannual Report l June 30, 2011 l 11

GPM l Guggenheim Enhanced Equity Income Fund

Statement of Operationsl For the six months ended June 30, 2011 (unaudited)

Investment Income
Dividends	$1,695,153
Total income		$1,695,153
Expenses
Advisory fee	1,068,305
Professional fees	85,638
Trustees’fees and expenses	51,643
Printing expense	39,316
Line of credit fee	34,946
Fund accounting	32,942
Administration fee	31,179
Custodian fee	23,358
Transfer agent fee	10,504
NYSE listing fee	10,498
Insurance	7,198
Miscellaneous	6,730
Interest expense	267,744
Total expenses		1,670,001
Advisory fees waived		(118,701)
Net expenses		1,551,300
Net investment income		143,853
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments		$12,005,013
Options		(463,617)
Net change in unrealized appreciation (depreciation) on:
Investments		(2,025,472)
Options		(2,665,413)
Net realized and unrealized gain		6,850,511
Net Increase in Net Assets Resulting from Operations		$6,994,364

See notes to financial statements.

12 l Semiannual Report l June 30, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Statement of Changes in Net Assets l

	For the
	Six Months Ended	For the
	June 30, 2011	Year Ended
	(unaudited)	December 31, 2010
Increase in Net Assets from Operations
Net investment income (loss)	$143,853	$(262,558)
Net realized gain on investments, futures, options, securities sold short,
forwards and currency transactions	11,541,396	13,930,625
Net unrealized appreciation (depreciation) on investments, futures, options,
securities sold short, forwards and currency translation	(4,690,885)	9,154,025
Net increase in net assets resulting from operations	6,994,364	22,822,092
Distributions to Common Shareholders
From and in excess of net investment income	(9,122,515)	(9,527,068)
Return of capital	–	(8,717,962)
Total distributions to common shareholders	(9,122,515)	(18,245,030)
Capital Share Transactions
Net proceeds from common shares issued through dividend reinvestment	405,845	–
Net increase from capital share transactions	405,845	–
Total increase (decrease) in net assets	(1,722,306)	4,577,062
Net Assets
Beginning of period	183,257,422	178,680,360
End of period (including accumulated distributions in excess of net investment
income of ($8,978,662) and $-0-, respectively)	$181,535,116	$183,257,422

See notes to financial statements.

Semiannual Report l June 30, 2011 l 13

GPM l Guggenheim Enhanced Equity Income Fund

Statement of Cash Flows l For the six months ended June 30, 2011 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$6,994,364
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating and Investing Activities:
Net change in unrealized depreciation on investments	2,025,472
Net change in unrealized depreciation on options	2,665,413
Net realized gain on investments	(12,005,013)
Net realized loss on options	463,617
Purchase of long-term investments	(484,887,883)
Proceeds from sale of long-term investments	493,795,596
Net purchases of short-term investments	(4,223,672)
Cost of written options closed	(20,014,968)
Premiums received on options written	21,504,653
Increase in dividends receivable	(624,610)
Increase in other assets	(44,772)
Decrease in interest due on borrowings	(880)
Decrease in advisory fee payable	(1,199)
Decrease in administration fee payable	(71)
Decrease in accrued expenses	(23,532)
Net Cash Provided by Operating Activities	$5,622,515
Cash Flows From Financing Activities:
Proceeds from borrowings	9,000,217
Payments on borrowings	(5,500,217)
Distributions to common shareholders	(9,122,515)
Net Cash Used by Financing Activities	(5,622,515)
Net change in cash	–
Cash at Beginning of Period	–
Cash at End of Period	$–
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$268,624
Supplemental Disclosure of Non-Cash Financing Activity: Dividend reinvestment	$405,845

See notes to financial statements.

14 l Semiannual Report l June 30, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Financial Highlights l

	For the		For the		For the	For the	For the	For the
	Six Months Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Per share operating performance	June 30, 2011		December 31,		December 31,	December 31,	December 31,	December 31,
for a common share outstanding throughout the period	(unaudited)		2010		2009	2008	2007	2006
Net asset value, beginning of period	$9.64		$9.40		$10.24	$17.79	$18.89	$18.80
Income from investment operations
Net investment income (loss) (a)	0.01		(0.01)		0.04	0.05	(0.10)	0.07
Net realized and unrealized gain (loss) on investments,
futures, options, securities sold short,
forwards and foreign currency	0.36		1.21		0.24	(6.00)	0.60	1.62
Total from investment operations	0.37		1.20		0.28	(5.95)	0.50	1.69
Distributions to Common Shareholders
From and in excess of net investment income	(0.48)		(0.50)		–	(0.14)	(1.60)	(1.60)
Return of capital	–		(0.46)		(1.12)	(1.46)	–	–
Total distributions to common shareholders	(0.48)		(0.96)		(1.12)	(1.60)	(1.60)	(1.60)
Net asset value, end of period	$9.53		$9.64		$9.40	$10.24	$17.79	$18.89
Market value, end of period	$9.54		$9.33		$8.52	$7.98	$15.33	$18.33
Total investment return (b)
Net asset value	3.87%		13.95%		3.51%	-35.09%	2.54%	9.36%
Market value	7.48%		22.18%		22.85%	-39.88%	-8.45%	21.70%
Ratios and supplemental data
Net assets, end of period (thousands)	$181,535		$183,257		$178,680	$194,666	$338,072	$359,036
Ratios to Average Net assets applicable to
Common Shares:
Net operating expense ratio, including fee waivers	1.40%		1.57%		1.77%	1.41%	1.50%	1.52%
Interest expense	0.29%		0.16%		N/A	N/A	N/A	N/A
Dividends paid on securities sold short	N/A		0.07%		0.65%	0.85%	1.31%	0.48%
Total net expense ratio	1.69	%(c)(d)	1.80	%(c)	2.42%	2.26%	2.81%	2.00%
Gross operating expense ratio, excluding fee waivers	1.53%		1.64%		1.77%	1.41%	1.50%	1.52%
Interest expense	0.29%		0.16%		N/A	N/A	N/A	N/A
Dividends paid on securities sold short	N/A		0.07%		0.65%	0.85%	1.31%	0.48%
Total gross expense ratio	1.82	%(c)(d)	1.87	%(c)	2.42%	2.26%	2.81%	2.00%
Net investment income (loss) ratio, including	0.16	%(d)	-0.15%		0.38%	0.36%	-0.55%	0.39%
interest expense
Net investment income (loss) ratio, excluding fee waivers and	0.45%	(d)	-0.22%		0.38%	0.36%	-0.55%	0.39%
including interest expense
Portfolio turnover (e)	199%		497	%(f)	256%	223%	323%	248%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$54,000		$50,500		N/A	N/A	N/A	N/A
Asset Coverage per $1,000 of indebtedness (g)	$4,362		$4,629		N/A	N/A	N/A	N/A

N/A Not applicable

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.28% and 0.28% for the six months ended June 30, 2011 and the year ended December 31, 2010.

(d)	Annualized.

(e)	Portfolio turnover is not annualized for periods of less than one year.

(f)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.

(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

Semiannual Report l June 30, 2011 l 15

GPM l Guggenheim Enhanced Equity Income Fund

Notes to Financial Statements l June 30, 2011 (unaudited)

Note 1 – Organization:

Guggenheim Enhanced Equity Income Fund (the“Fund”) was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the“1940 Act”).

The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio. The Fund will seek to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments and Derivatives

Securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over-the-counter (“OTC”) market on which they are traded. Debt securities are valued at the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Equity index options are valued at the closing price on the primary exchange on which they are traded. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not readily available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund has adopted the Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The Fund has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The Fund did not have any Level 3 securities for the period ended June 30, 2011.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2011:

Valuations (in $000s)
Description	Level 1	Level 2	Level 3	Total
Assets:
Exchange-Traded Funds	$235,641	$–	$–	$235,641
Money Market Funds	4,836	–	–	4,836
Total	$240,477	$–	$–	$240,477
Liabilities:
Call Options Written	$5,886	$–	$–	$5,886
Total	$5,886	$–	$–	$5,886

There were no transfers between levels during the period ended June 30, 2011.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is

16 l Semiannual Report l June 30, 2011

GPM l Guggenheim Enhanced Equity Income Fund l Notes to Financial Statements (unaudited) continued

added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on certain written options. Realized short-term capital gains and premiums received on certain options are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized loss to accumulated net investment loss. Any net realized long-term capital gains will be distributed annually to common shareholders. It is likely that a substantial portion of the distributions paid during the calendar year could ultimately be classified as return of capital for income tax purposes.

(e) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. The Adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the“Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”or the“Adviser”), the Adviser furnished offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Asset Management, LLC (“GPAM”or the“Sub-Adviser”), provides personnel including certain officers required for its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser.

Pursuant to a Sub-Advisory Agreement (the“Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Certain officers of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers of the Adviser.

Effective April 20, 2010, the Advisor and the Fund contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund pays to the Advisor an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets (net assets plus any assets attributable to financial leverage).

Both Guggenheim Funds and GPAM are indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a diversified financial services firm. Effective June 22, 2010, and continuing for so long as the investment sub-adviser of the Fund is an affiliate of Guggenheim Funds, Guggenheim Funds has agreed to waive an additional ten (10) basis points of the advisory fee, such that the Fund will pay to Guggenheim Funds an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Advisory fees of $118,701 were waived for the period ended June 30, 2011.

Under a separate Fund Administration Agreement, the Adviser provides Fund Administration services to the Fund. As compensation for its services performed under the Fund Administration Agreement, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed net assets of the Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Capital losses and foreign currency transactions incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

Information on the tax components of investments, excluding written options and net assets as of June 30, 2011 is as follows:

Cost of			Net Tax	Net Tax
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized
for Tax	Unrealized	Unrealized	Depreciation on	Depreciation on
Purposes	Appreciation	Depreciation	Investments	Derivatives
$236,996,590	$3,844,223	($363,490)	$3,480,733	$(3,006,055)

Tax components of the following balances as of December 31, 2010 (the most recent fiscal year end for federal income tax purposes) are as follows:

December 31, 2010
Accumulated Capital and Other Losses	($101,087,668)

Semiannual Report l June 30, 2011 l 17

GPM l Guggenheim Enhanced Equity Income Fund l Notes to Financial Statements (unaudited) continued

For the year ended December 31, 2010 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:	2010
Ordinary Income*	$9,527,068
Return of Capital	8,717,962
$18,245,030

* Ordinary income distributions for federal income tax purposes includes distributions from realized gains.

At December 31, 2010 (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward of $101,087,668 available to offset possible future capital gains. Of this amount, $18,006,879 is set to expire December 31, 2016 and the remaining $83,080,789 is set to expire December 31, 2017. Such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010. When the Fund utilizes capital loss carryforwards to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV. Given the current size of the Fund, it is likely that the Fund will be unable to fully utilize these capital losses carryforwards prior to their expiration.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:

For the six months ended June 30, 2011, purchases and sales of investments, excluding written options with maturities of less than one year and short-term securities, were $484,887,883 and $493,795,596, respectively.

Note 6 – Derivatives:

The Fund will opportunistically employ an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy primarily by utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2011.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments ($000):
	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities	Fair	Liabilities	Fair
	Location	Value	Location	Value
Options written,
Equity risk	N/A	$–	at value	$5,886
Total		$–		$5,886

The following table presents the effect of derivatives on the Statement of Operations for the six months ended June 30, 2011.

Effect of Derivatives on the Statement of Operations: ($000)
Amount of Realized Gain (Loss) on Derivatives
	Options	Total
Equity risk	$(464)	$(464)
Total	$(464)	$(464)

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Options	Total
Equity risk	$(2,665)	$(2,665)
Total	$(2,665)	$(2,665)

Transactions in written call option contracts for the six months ended June 30, 2011 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	31,582	$3,425,266
Options written, during the period	183,193	21,504,653
Options expired, during the period	(68,170)	(7,053,251)
Options closed, during the period	(96,127)	(12,498,100)
Options assigned, during the period	(16,795)	(2,499,004)
Options outstanding, end of period	33,683	$2,879,564

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,047,826 issued and outstanding.

Transactions in common shares were as follows:

	Period Ended	Year Ended
	June 30, 2011	December 31, 2010
Beginning shares	19,005,240	19,005,240
Shares issued through dividend reinvestment	42,586	–
	19,047,826	19,005,240

18 l Semiannual Report l June 30, 2011

GPM l Guggenheim Enhanced Equity Income Fund l Notes to Financial Statements (unaudited) continued

Note 8 – Borrowings:

On June 22, 2010, the Fund entered into a committed credit facility agreement with BNP Paribas (the“Counterparty”). Whereby the Counterparty has agreed to provide secured financing to the Fund up to a maximum of $75,000,000 and the Fund will provide pledged collateral to the Counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.65% is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed, which is included in“Line of credit fees”on the Statement of Operations. As of June 30, 2011, there was $54,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility at June 30, 2011 was $54,317,739 with a related average interest rate of 0.98%. The maximum amount outstanding during the period was $59,500,000. As of June 30, 2011, the market value of the securities segregated as collateral is $235,640,854.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a“closed-end fund company”as defined in the 1940 Act.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

Semiannual Report l June 30, 2011 l 19

GPM l Guggenheim Enhanced Equity Income Fund

Supplemental Information l (unaudited)

Federal Income Tax Information

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Results of Shareholder Votes

The Annual Meeting of Shareholders was held on July 27, 2011 and common shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common shareholders of the Fund:

	# of Shares	# of Shares
	In Favor	Withheld
Ronald A. Nyberg	14,189,576	456,762
Robert B. Karn III	14,153,419	492,919
Ronald E. Toupin, Jr.	14,174,223	472,115

The other Trustees of the Fund whose terms did not expire in 2011 are Randall C. Barnes and Roman Friedrich Ill.

Trustees

The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal occupations during the past five years:

Number of
Name, Address*,	Term of		Portfolios in
Year of Birth	Office**		the Fund
and Position(s)	and Length	Principal Occupations during	Complex***
Held with	of Time	the Past Five Years and	Overseen	Other Directorships
Registrant	Served	Other Affiliations	by Trustee	Held by Trustee

Independent Trustees:
Randall C. Barnes	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo.	54	None.
Year of Birth: 1951		Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President,
Trustee		Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).
Roman Friedrich III	Since 2011†	Senior Managing Director of McNicoll, Lewis &Vlak, an investment bank and institutional	48	Director Axiom Gold and Silver Corp.
Year of Birth: 1946		broker-dealer specializing in capital intensive industries such as energy, metals and mining		(2011-present), Windstorm Resources, Inc.
Trustee		(2010 – present). Founder and President of Roman Friedrich & Company, Ltd. a mining and		(2011-present), Zincore Metals, Inc.
		metals investment bank (1998 – present)		(2009-present).
Robert B. Karn III	Since 2011‡	Consultant (1998-present). Formerly Managing Partner, Financial and Economic Consulting	48	Director of Peabody Energy Company
Year of Birth: 1942		St. Louis office of Arthur Andersen, LLP.		(2003-present), GP Natural Resource
Trustee				Partners LLC (2002-present)
Ronald A. Nyberg	Since 2005	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning	56	None.
Year of Birth: 1953		and business transactions (2000-present). Formerly, Executive Vice President, General Counsel
Trustee		and Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2005	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager	53	Trustee, Bennett Group of Funds
Year of Birth: 1958		of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory		(2011-present).
Trustee		Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999),
and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999),
each of John Nuveen & Co., Inc. (1982-1999).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**
After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Mr. Barnes, as a Class I Trustees, is expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.

-Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
-Messrs. Karn, and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.

***	The Guggenheim Fund’s Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.
†	Mr. Friedrich was appointed as a Trustee by written consent on March 9, 2011.
‡	Mr. Karn was elected as a Trustee at the annual shareholder’s meeting on July 27, 2011.
Effective March 7, 2011, Steven D. Cosler, Robert M. Hamje and L. Kent Moore resigned as Trustees of the Fund.

20 l Semiannual Report l June 30, 2011

GPM l Guggenheim Enhanced Equity Income Fund l Supplemental Information (unaudited) continued

Executive Officers
The Executive Officers of the Guggenheim Enhanced Equity Income Fund and their principal occupations during the past five years:

Term of
Name, Address*,	Office**
Year of Birth	and Length
and Position(s)	of Time	Principal Occupations During the Past Five Years
Held with Registrant	Served	and Other Affiliations

Officers:
Kevin M. Robinson		Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc. and Guggenheim
Year of birth: 1959		Funds Services Group, Inc. (2007-present). Chief Legal Officer and Chief Financial Officer of certain other funds in the Fund Complex. Formerly,
Chief Executive	Since 2010	Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
Officer and
Chief Legal Officer	Since 2008
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Chief Accounting Officer, Chief
Year of Birth: 1955		Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010). Head
Chief Financial Officer,		of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
Chief Accounting Officer
and Treasurer
Mark E. Mathiasen	Since 2009	Vice President, Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007 to present). Secretary of certain other funds in the Fund
Year of Birth: 1978		Complex. Formerly, Law Clerk for the Idaho State Courts (2003-2007).
Secretary
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Investment Advisors, LLC (2006-present). Chief Compliance Officer of certain other
Year of Birth: 1957		funds in the Fund Complex. Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006).
Chief Compliance Officer		Director-Compliance of Harrisdirect LLC (1999-2003).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Semiannual Report l June 30, 2011 l 21

GPM l Guggenheim Enhanced Equity Income Fund

Dividend Reinvestment Plan l (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Bank of New York Mellon (the ”Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

22 l Semiannual Report l June 30, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Fund Information l

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	Guggenheim Funds Investment
	Chief Executive Officer and	Advisors, LLC
Roman Friedrich III	Chief Legal Officer	Lisle, Illinois

Robert B. Karn III	John Sullivan	Investment Sub-Adviser
	Chief Financial Officer, Chief	Guggenheim Partners Asset
Ronald A. Nyberg	Accounting Officer and Treasurer	Management, LLC
Santa Monica, California
Ronald E.Toupin, Jr., Chairman	Mark E. Mathiasen
	Secretary	Administrator
Guggenheim Funds Investment
	Bruce Saxon	Advisors, LLC
	Chief Compliance Officer	Lisle, Illinois

Accounting Agent, Custodian
and Transfer Agent
The Bank of NewYork Mellon
NewYork, NewYork

Legal Counsel
Skadden,Arps, Slate, Meagher &
Flom LLP
NewYork, NewYork

Independent Registered Public
Accounting Firm
Ernst &Young LLP
Chicago, Illinois

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at www.guggenheimfunds/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

If the Shareholders of any class or series of Shares are entitled to elect one or more Trustees, only such persons who are holders of record of such class or series of shares at the time notice is provided with regards to the Annual Meetings of Shareholders shall be entitled to nominate persons for election as a Trustee by such class or series of Shares voting separately.

Semiannual Report l June 30, 2011 l 23

GPM l Guggenheim Enhanced Equity Income Fund

About the Fund Manager l

Guggenheim Partners Asset Management, LLC

Guggenheim Partners Asset Management, LLC (“GPAM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm.The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPAM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPAM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(08/11)
NOT FDIC-INSURED l NOT BANK- GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)        Not applicable.

(a)(2)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)        Not applicable.

 (b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Income Fund

By:             /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           August 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           August 30, 2011

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           August 30, 2011